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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF ENERGY WEST, INCORPORATED FOR THE QUARTER ENDED SEPTEMBER 30, 2004, I, DAVID A. CEROTZKE, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ENERGY WEST, INCORPORATED, HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT TO MY KNOWLEDGE:

      (1) SUCH QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2004 COMPLIES WITH THE REQUIREMENTS OF SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

      (2) THE INFORMATION CONTAINED IN SUCH QUARTERLY REPORT ON FORM 10-Q FOR THE YEAR ENDED SEPTEMBER 30, 2004 FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ENERGY WEST, INCORPORATED.

DATE: DECEMBER 17, 2004                         /S/ DAVID A. CEROTZKE
                                                 ----------------------------
                                                 DAVID A. CEROTZKE
                                                 PRESIDENT AND CHIEF EXECUTIVE
                                                 OFFICER
                                                 (PRINCIPAL EXECUTIVE OFFICER)